Components of Other Assets (Detail) - USD ($) $ in Thousands	Dec. 31, 2023	Dec. 31, 2022
Schedule of Other Assets [Line Items]
Furniture, Equipment and Leasehold Improvements	$ 937,355	$ 748,334
Less: Accumulated Depreciation	(394,602)	(336,621)
Furniture, Equipment and Leasehold Improvements, Net	542,753	411,713
Prepaid Expenses	207,886	165,079
Freestanding Derivatives	170,890	202,677
Other	23,319	20,989
Total Other Assets	$ 944,848	$ 800,458